Income Taxes	12 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
24.1 Income Tax
The breakdown of the income tax expense by Mexico and Foreign countries for the years ended December 31, 2023, 2022 and 2021, is as follows:

	2023	2022	2021
Current tax expense:
Current year	Ps. 7,604	Ps. 5,658	Ps. 4,259
Deferred tax expense:
Origination and reversal of temporary differences	(44)	860	2,795
(Benefit) utilization of tax losses recognized	1,221	29	(445)
Total deferred tax income expense	1,177	889	2,350
Total income tax expense in consolidated net income	Ps. 8,781	Ps. 6,547	Ps. 6,609

2023	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 5,474	Ps. 2,130	Ps. 7,604
Deferred tax expense:
Origination and reversal of temporary differences	(322)	278	(44)
Utilization (benefit) of tax losses recognized	238	983	1,221
Total deferred tax	(84)	1,261	1,177
Total income tax expense in consolidated net income	Ps. 5,390	Ps. 3,391	Ps. 8,781

2022	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,522	Ps. 2,136	Ps. 5,658
Deferred tax expense:
Origination and reversal of temporary differences	197	663	860
Utilization (benefit) of tax losses recognized	(4)	33	29
Total deferred tax	193	696	889
Total income tax expense in consolidated net income	Ps. 3,715	Ps. 2,832	Ps. 6,547

2021	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,356	Ps. 903	Ps. 4,259
Deferred tax expense:
Origination and reversal of temporary differences	1,659	1,136	2,795
Utilization (benefit) of tax losses recognized	356	(801)	(445)
Total deferred tax	2,015	335	2,350
Total income tax expense in consolidated net income	Ps. 5,371	Ps. 1,238	Ps. 6,609

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items charged or recognized directly in OCI during the year:	2023	2022	2021
Unrealized loss (gain) on cash flow hedges	Ps. (236)	Ps. (590)	Ps. 787
Remeasurements of the net defined benefit liability	24	173	(27)
Total income tax recognized in OCI	Ps. (212)	Ps. (417)	Ps. 760
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items charged or recognized directly in OCI as of year-end:	2023	2022	2021
Unrealized loss (gain) on derivative financial instruments	Ps. (241)	Ps. (13)	Ps. 573
Comprehensive income to be reclassified to profit or loss in subsequent periods	(241)	(13)	573
Re-measurements of the net defined benefit liability	(153)	(205)	(408)
Balance of income tax in AOCI	Ps. (394)	Ps. (218)	Ps. 165
A reconciliation between effective income tax rate and Mexican domestic statutory tax rate for the years ended December 31, 2023, 2022 and 2021 follows:

	2023	2022	2021
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	(0.37)%	0.19%	(0.64)%
Income (loss) on monetary position for subsidiaries in hyperinflationary economies	2.03%	1.18%	(0.21)%
Annual inflation tax adjustment	2.08%	5.63%	6.48%
Non-deductible expenses	1.99%	2.17%	1.82%
Income taxed at a rate other than the Mexican statutory rate	1.49%	1.68%	1.14%
Effect of restatement of tax values	(3.50)%	(4.69)%	(2.54)%
Effect of change in statutory rate	(0.60)%	(0.39)%	(0.09)%
Income tax credits (1)	—%	—%	(2.69)%
Tax loss (recognition) (2)	(1.40)%	(8.50)%	(3.57)%
Other	(1.22)%	(1.89)%	(0.78)%
	30.50%	25.38%	28.92%

(1) Favorable position of Brazilian Courts related to a no taxation on financial effects of recovered tax credits from previously won judicial disputes, which allowed a recognition of a deferred tax credit in Brazil in 2021.

(2) During 2021 and 2022, the Company recognized an amount of Ps. (761) and (2,194), respectively, corresponding to favorable effects for deferred tax assets of the Company's subsidiaries, taking into account that there was certainty of recoverability of such deferred tax assets. In addition, in 2023 an effect of Ps. (409) of deferred tax assets was recognized, for which the company also has certainty of recoverability.
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2023	2022	2023	2022	2021
Expected credit losses	Ps. (64)	Ps. (95)	Ps. 15	Ps. (15)	Ps. (34)
Inventories	53	36	5	18	(1)
Prepaid expenses	20	24	(4)	(32)	29
Property, plant and equipment, net	(1,150)	(1,305)	314	(118)	(223)
Other assets	(190)	(257)	45	86	(28)
Finite useful lived intangible assets	(10)	1	1	48	69
Indefinite lived intangible assets	1,509	1,311	591	123	165
Post-employment and other non-current employee benefits	(438)	(444)	(2)	15	(59)
Derivative financial instruments	75	2	73	(3)	(72)
Contingencies	(921)	(895)	(96)	(23)	171
Employee profit sharing payable	(533)	(359)	174	(85)	(236)
Tax loss carryforwards	(5,726)	(7,205)	1,221	29	(445)
Tax credits to recover (1)	(726)	(1,067)	342	327	1,200
Cumulative other comprehensive income	(394)	(218)	(211)	(417)	760
Liabilities of amortization of goodwill of business acquisition	5,574	6,117	(543)	—	87
Leases Liabilities, net	(43)	(14)	(28)	(37)	(15)
Other	(1,486)	(768)	(720)	973	982
Deferred tax (income)			Ps. 1,177	Ps. 889	Ps. 2,350

Deferred tax, asset	Ps. (7,771)	Ps. (7,975)
Deferred tax, liability	3,321	2,839
Deferred income taxes, net	Ps. (4,450)	Ps. (5,136)

(1) Corresponds to income tax credits from dividends received from foreign operations to be recovered within the next four years accordingly to the Mexican Income Tax law.

The changes in the balance of the net deferred income tax assets are as follows:

	2023	2022	2021
Balance at beginning of the period	Ps. (5,136)	Ps. (5,632)	Ps. (8,669)
Deferred tax provision for the period	1,177	889	2,350
Change in the statutory rate	—	(82)	81
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	(236)	(591)	787
Cumulative translation effect	(320)	61	(163)
Remeasurements of the net defined benefit liability	24	173	(27)
Inflation adjustment	41	46	9
Balance at end of the period	Ps. (4,450)	Ps. (5,136)	Ps. (5,632)

The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. The unrecognized deferred tax liabilities associated with the undistributed profits are as of December 31, 2023: Ps.5,792, and December 31, 2022: Ps. 4,149.
Tax Loss Carryforwards

Some subsidiaries in Mexico, Colombia, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax loss carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2029	2,702
2030	3,172
2031	157
2032	597
2033 and thereafter	5
No expiration (Brazil and Colombia)	10,924
Ps. 17,557

During 2013, the Company completed certain business acquisitions in Brazil. In connection with these acquisitions the Company recognized certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (“NOLs”) in Brazil for which deferred tax assets have recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2023 and 2022 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2023	2022	2021
Balance at beginning of the period	Ps. 22,000	Ps. 22,129	Ps. 21,522
Increase (1)	2,002	10,610	5,768
Usage of tax losses	(5,685)	(10,706)	(4,558)
Effect of foreign currency exchange rates	(760)	(33)	(603)
Balance at end of the period	Ps. 17,557	Ps. 22,000	Ps. 22,129
.

(1)The recognition of tax loss carryforwards from previous years is shown under the item of increases, together with the tax loss carryforwards generated in the same years
24.2 Recoverable taxes
Recoverable taxes result mainly from higher advanced payments made during the year of income tax during 2023 in México in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
24.2.1 Exclusion of the State Value added Tax (“ICMS”) on the federal sale taxes (“PIS / COFINS”)
On March 15, 2017 the Brazilian Federal Supreme Court (“STF”) ruled that the inclusion of the VAT (“ICMS”) on federal sales taxes (“PIS and COFINS”) taxable basis was unconstitutional. During 2019, the Company´s subsidiaries in Brazil obtained conclusive favorable motions over this exclusion of VAT (“ICMS”) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2023, 2022 and 2021, the Company recorded in other operating revenues in the consolidated income statement the effects of the administrative formalities concluded.

As of December 31, 2023 and 2022 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 745 and Ps. 1,060 respectively.
24.3 Tax Reforms

In October 2021, the Organization Economic Cooperation and Development (“OECD”) and the G20 agreed to a Statement related to the “Base erosion and profit shifting” plan based on two Pillars to attend tax challenges that arise from the digital era in the global economy. The Second Pillar, through the “Global Anti-Base Erosion” rules (“GloBe rules”) attempts to establish a taxation system that guarantees that Multinational Groups reaching the threshold of 750 million euros of income, pay a minimum tax of 15% in each jurisdiction where they maintain their operations. An additional income tax should be calculated and paid by the “Ultimate Parent Entity (“UPE”) of the group to reach such 15% by entity and by jurisdiction.

According to the analysis of the standard GloBe rules performed together with FEMSA, considering it is the Company´s controlling shareholder and consolidates for financial purposes the total Company´s results, it is concluded that FEMSA is the UPE and is the entity obligated to determine any complementary tax corresponding to its hold businesses including the Company.

As of December 31, 2023, the tax authorities of the countries where the Company operates have not published the proper regulations to attend this Second Pillar. The Company is monitoring the publication of such regulations.

Brazil
In early 2017, the Brazilian Federal Supreme Court ruled that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. The Company´s Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Brazilian Federal Supreme Court’s first ruling, and obtained a final favorable resolution in 2019. However, the Brazilian tax authorities appealed the Brazilian Federal Supreme Court’s decision and such appeal was denied in May 2021. Pursuant to our final favorable resolution of 2019, the federal production and sales taxes together resulted in an average of 14.6% tax over net sales in 2023.

In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was increased from 4.0% to 8.0% from February 1, 2021 to February 24, 2022, was reduced to 6.0% from February 25, 2022 to April 30, 2022 and increased again to 8.0% on May 1, 2022. The tax credit that we may recognize in our Brazilian operations in connection with purchases of concentrate in the Manaus Free Trade Zone has been affected accordingly.

In December 2022, the Brazilian government published the new transfer pricing rules that will be effective as of January 1, 2024. The new transfer pricing rules aim to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development (“OECD”). During 2023, the Brazilian government issued regulations to establish the guidelines required to comply with the transfer pricing rules. In 2024, further regulation is expected.

In March 2023, the value added tax rate in the state of Paraná increased from 16.0% to 18.0%. As of January 1, 2024, the value added tax rate in the state of Rio Grande do Sul is 18%. The state of Minas Gerais started to apply as of January 1, 2024 an additional charge of 2.0% on sales as a contribution to a poverty eradication fund.

In December 2023, the Brazilian government published a provisional measure, to establish the amount of tax credits determined by a final and unappealable court decision subject to be offset, that says any credit exceeding the value of 10 million Reais (approximately Ps. 34.9 million as of December 31, 2023) must observe the monthly limitation to be offset by 1/60 of the total value of the tax credit. Even though taxpayers must observe and comply with this regulation as of January 1, 2024, this provisional measure needs to be converted into law by May 31, 2024; or it will be revoked.

In December 2023, the Brazilian government published a new law to become effective on January 1, 2024, that establishes that subsidies granted by municipalities or the states will be taxed by the income tax and social contribution at the combined tax rate of 34.0% and will be subject to other contributions at a combined tax rate of 9.25%. In addition, the federal Brazilian government will grant an income tax credit of 25.0% on the municipality or state subsidy, limited to the lowest between the amount of 25.0% of the tax benefit itself and 25% of the depreciation of such assets applied on development or expansion approved projects which caused such subsidy, provided that certain conditions and limitations are met.

Furthermore, in December 2023, the Brazilian government published a constitutional amendment enacting a broad tax reform in Brazil that will replace the current indirect tax system for a new one, to be implemented progressively from January 1, 2026 until its full adoption in 2033. The municipal (ISSQN), state (ICMS) and federal taxes (PIS and COFINS) will be replaced by a dual value-added tax ("VAT") (CBS and IBS). The dual VAT will apply on all tangible and intangible goods, rights and services, and it will be calculated based on the amount charged on the location where the goods are consumed or the rights and services are provided. The dual VAT will not be used as a basis for its own calculation (no tax gross-up), and it will give the right to register the tax credit of the previous transaction. This new tax system is a non-cumulative system. There will be a standard rate for all goods and services, with exceptions for certain sectors such as education, health, public transportation, food for human consumption, agricultural products and some others, that will be entitled to a tax reduction of 100.0%, 70.0% or 40.0% of the tax rate. In the following years, the Brazilian government will issue the specific regulations to implement these constitutional amendments and the percentages of such dual VAT.

In addition, the constitutional amendment will impose as of 2027 an excise tax (IS) on production, extraction, commercialization or import of services or goods harmful to health and the environment. Such tax will apply only once, will not generate a subsequent tax credit (as it is subject to the so-called monophasic system) and will be used as part of the tax basis of other taxes applied on sales of services and goods. The current excise tax (IPI) will be reduced to zero, except for those products produced at the Manaus Free Trade Zone in order to maintain the competitiveness and development of such incentivized zone. Same as above, it is expected that the Brazilian government issues further regulation in connection with these amendments and the corresponding percentages for such tax.

Argentina
In June 2021 (with retroactive effects as of January 2021), the Argentine government increased the income tax rate to 35.0% for 2021 onwards and imposed a tax rate of 7.0% on dividends paid to non-resident stockholders and resident individuals.

In December 2023, the Argentine government issued an executive decree (Decree 29/2023) that increase the PAIS (Programa para una Argentina Inclusiva y Solidaria) tax rate to 17.5%, applicable to the import of goods (excluding goods from the market basket goods, fuels, lubricants and other goods related to energy generation). This tax is applicable to foreign currency operations carried out as of December 13, 2023 and represents an additional cost for our Argentine operations. This rate is also applicable to freight services and other transportation services of imported or exported goods, or when such services are acquired in Argentina and provided by non-residents.

Mexico
In April 2021, the Mexican government amended the Federal Labor Law, the Mexican Federal Tax Code and other laws that regulate labor benefits to prohibit the outsourcing of personnel except in certain circumstances such as specialized works or services that are not part of the core business of a company and that are provided by services providers registered with the Ministry of Labor and Social Welfare. As a result of this tax reform, the deduction of expenses related to outsourcing is prohibited as well as the ability to credit the value-added tax generated by the expenses related to the outsourcing and in extreme cases, the outsourcing of personnel may qualify as tax fraud. This reform became effective on September 1, 2021.

In accordance with amendments to Mexican tax laws in effect from January 1, 2022, Mexican issuers are joint and severally liable for taxes payable on gains derived from the sale or disposition of its shares or securities representing its shares, such as ADSs, by major shareholders who are non-Mexican residents with no permanent establishment in Mexico for tax purposes, to other non-Mexican residents with no permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information with respect to such sale or disposition to the Mexican tax authorities. For purposes of these regulations, “major shareholders” are shareholders that are identified in reports submitted by the Mexican issuer to the CNBV on an annual basis as a result of being (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer’s capital stock, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer’s capital stock or (iii) within the ten largest shareholders of the Mexican issuer based on direct ownership of shares of capital stock. Although in some instances Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations to that effect issued by the Mexican tax authorities. There is currently no obligation by non-Mexican residents to inform Mexican issuers about their sales or dispositions of shares or securities representing shares, which limits our ability to comply with our reporting obligations to the Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given inherent mechanics and procedures, including the application of any tax treaties available, applicable to the trading of publicly-traded securities.

Colombia

In August 2021, a new tax reform became effective in Colombia. This reform increased the income tax rate from 30.0% to 35.0% for 2022 onwards and limited to 50.0% the ability to deduct the municipality sales taxes against income taxes or as a discount to income taxes.

In December 2022, a new tax reform was approved in Colombia, which became effective during 2023. The main changes are the following:

Introduction of an excise tax for beverages with added sugar based on the following schedule:
•From November 1, 2023 to December 30, 2023 a tax of $18 Colombian pesos (approximately Ps. 0.08 as of December 31, 2023) to beverages that contain 6 grams and 10 grams of added sugar per 100 ml and a tax of $35 Colombian pesos (approximately Ps 0.15 as of December 31, 2023) for those with more than 10 grams of added sugar per 100 ml;

•From January 1, 2024 to December 30, 2024, $28 Colombian pesos (approximately Ps. 0.12 as of December 31, 2023) for beverages that contain between 6 grams and 10 grams of sugar per 100 ml and a tax of $55 Colombian pesos (approximately Ps. 0.24 as of December 31, 2023) for those with more than 10 grams of added sugar per 100 ml; and

•From January 1, 2025 to December 30, 2025, a tax of $38 Colombian pesos (approximately Ps. 0.17 as of December 31, 2023) for beverages that contain between 5 grams and 9 grams of sugar added per 100ml and a tax of $65 Colombian pesos (approximately Ps. 0.29 as of December 31, 2023)for those with more than 9 grams of added sugar per 100 ml.

Introduction of a new tax on single-use plastics, with a rate of 0,00005 of Tax Value Unit (“UVT”) per gram of plastic. One UVT is equivalent to $42,412 Colombian pesos. Products from the family basket are excluded from this new tax, which can also be avoided with a circular economy certification to be issued in case recycled resin is incorporated into the packaging. In 2023, a legal resolution was issued by Colombian Supreme Court (Resolution C-526/23) requiring that the person responsible for the payment of such tax is the producer of single-use plastics.

Increase of the income tax rate of January 1, 2023, from 20.0% to 35.0% over taxable income obtained within Colombia by free trade zones. This change can be effective on January 1, 2025 if a free trade zone company can demonstrate a 60% income increase in 2022 in comparison with the 2019 fiscal year. However, the Colombian Supreme Court ruled that this law shall not be applicable to the entities that have obtained its approval to be considered as a free trade zone company prior to December 13, 2022. The free trade zone Colombian subsidiary obtained its approval prior to such date.

Elimination of the possibility of taking as a tax discount the municipality sales taxes against income taxes.

Increase of the occasional income tax rate from 10% to 15% applicable on sales of fixed assets; and introduction of a stamp tax rate between 0% and 3%, over the sales price of real estate and other assets.

Introduction of a minimum income tax rate of 15.0%, which must be calculated considering an adjusted financial profit or “adjusted income”. The qualified entities are required to calculate such minimum income tax and if such calculation results in a tax rate higher than 15%, such entity shall pay only the regular income tax rate and if the result is lower than 15%, such entity shall pay an additional tax to reach the 15% rate.

Costa Rica
Until December 31, 2022, the producer or importer was responsible for collecting value-added taxes on carbonated beverages from supply chain participants, with an effective value-added tax rate for carbonated beverages of 15.8%. On January 1, 2023, a new tax reform became effective to reintroduce the standard debt and credit system for producers, wholesalers, and retailers with a tax rate of 13.0%, therefore our Costa Rican subsidiary is no longer responsible for collecting such tax throughout the entire supply chain.

Uruguay
On December 31, 2021, the Uruguayan government issued an executive decree that increased the excise tax for energy drinks from 19.0% to 22.0%. This increase was effective on January 1, 2022.